                                        AMENDING DEED FOR THE
                                        MANAGEMENT SUPPORT DEED

                                        ME PORTFOLIO MANAGEMENT LIMITED
                                        ABN 79 005 964 134

                                        MEMBERS EQUITY PTY LIMITED
                                        ABN 56 070 887 679

                                        and

                                        PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                        ABN 86 000 431 827

                            [FREEHILLS LOGO OMITTED]

            MLC Centre Martin Place Sydney New South Wales 2000 Australia
            Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
            www.freehills.com DX 361 Sydney

            SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
            Correspondent Offices JAKARTA KUALA LUMPUR

            Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

            Reference PJSR:EMcD:25E

                                           Amending Deed Management Support Deed

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TABLE OF CONTENTS
Clause                                                                   Page

1        DEFINITIONS AND INTERPRETATION                                     1

         1.1      Definitions                                               1
         1.2      Interpretation                                            1

2        AMENDMENT TO PRINCIPAL DEED                                        1

         2.1      Amendment                                                 1
         2.2      Effective Date                                            2
         2.3      Amendments not to affect validity, rights, obligations    2
         2.4      Confirmation                                              2

3        GENERAL                                                            2

         3.1      Governing law and jurisdiction                            2
         3.2      Further action                                            2
         3.3      Counterparts                                              2
         3.4      Attorneys                                                 3
         3.5      PTAL limitation of liability                              3

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THIS AMENDING DEED

           is made on        23      March 2004 between the following parties:

           1.      ME PORTFOLIO MANAGEMENT LIMITED
                   (formerly called Superannuation Members' Home Loans Limited)
                   ABN 79 005 964 134
                   of Level 17, 360 Collins Street, Melbourne, Victoria
                   (MEPML)

           2.      MEMBERS EQUITY PTY LIMITED
                   ABN 56 070 887 679
                   of Level 23, 360 Collins Street, Melbourne, Victoria
                   (ME)

           3.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                   ABN 86 00 431 827
                   of Level 7, 9 Hunter Street, Sydney, New South Wales
                   (PTAL)

RECITALS

           A       The parties entered into a Management Support Deed on 16 June
                   2000 (PRINCIPAL DEED).

           B       The parties wish to amend the Principal Deed in the manner set out in this deed.

THIS DEED WITNESSES

           that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

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1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this deed, a word or phrase defined in the Principal Deed has the same meaning as in the Principal Deed.

         1.2      INTERPRETATION

                  Clause 1.2 of the Principal Deed applies to this deed.

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2        AMENDMENT TO PRINCIPAL DEED

         2.1      AMENDMENT

                  The Principal Deed is amended by deleting clause 2.1 and
                  replacing it with the following:

         "2.1     ME'S COMMITMENT

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                                           Amending Deed Management Support Deed

                          Subject to the terms and conditions of this deed, ME
                          covenants with each of MEPML and the Trustee to
                          provide at ME's cost:

                         (a)   sufficient Resources to enable MEPML to fully and
                               properly perform the Management Obligations; and

                         (b)   any financial services that would, if
                               provided by MEPML, require MEPML to hold an
                               Australian financial services licence under
                               Part 7.6 of the Corporations Act 2001 (Cth).".

         2.2      EFFECTIVE DATE

                  The amendments to the Principal Deed in clause 2.1 of this deed take effect as and from the date that MEPML ceases to hold a dealers licence (the EFFECTIVE DATE).

         2.3      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a)   The amendments to the Principal Deed do not affect the
                        validity or enforceability of the Principal Deed.

                  (b)   Nothing in this deed:

                        (1)   prejudices or adversely affects any right, power,
                              authority, discretion or remedy arising under the
                              Principal Deed before the Effective Date; or

                        (2)   discharges, releases or otherwise affects any
                              liability or obligation arising under the
                              Principal Deed before the Effective Date.

         2.4      CONFIRMATION

                  Each party is bound by the Principal Deed as amended by this deed.

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3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)   This deed is governed by the laws of New South Wales.

                  (b)   Each party irrevocably submits to the non-exclusive
                        jurisdiction of the courts of New South Wales.

         3.2      FURTHER ACTION

                  Each party must do all things and execute all further
                  documents necessary to give full effect to this deed.

         3.3      COUNTERPARTS

                  (a)   This deed may be executed in any number of counterparts.

                  (b)   All counterparts, taken together, constitute 1
                        instrument.

                  (c)   A party may execute this deed by signing any
                        counterpart.

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                                           Amending Deed Management Support Deed

         3.4      ATTORNEYS

                  Each of the attorneys executing this deed states that the
                  attorney has no notice of the revocation of the power of
                  attorney appointing that attorney.

         3.5      PTAL LIMITATION OF LIABILITY

                  (a)   PTAL enters into this deed only in its capacity as
                        trustee of the Trusts and in no other capacity. A
                        liability of PTAL arising under or in connection with
                        this deed is limited to and can be enforced against PTAL
                        only to the extent to which it can be satisfied out of
                        the property of the Trusts out of which PTAL is actually
                        indemnified for the liability. This limitation of PTAL's
                        liability applies despite any other provision of this
                        deed and extends to all liabilities and obligations of
                        PTAL in any way connected with any representation,
                        warranty, conduct, omission, agreement or transaction
                        related to this deed.

                  (b)   The parties other than PTAL may not sue PTAL in any
                        capacity other than as trustee of the Trusts, or seek
                        the appointment of a receiver (except in relation to the
                        property of the Trusts), a liquidator, an administrator
                        or any similar person to PTAL or prove in any
                        liquidation, administration or arrangement of or
                        affecting PTAL (except in relation to the property of
                        the Trusts).

                  (c)   The provisions of this clause 3.5 shall not apply to any
                        obligation or liability of PTAL to the extent that it is
                        not satisfied because under the Master Trust Deed
                        establishing the Trusts or by operation of law there is
                        a reduction in the extent of PTAL's indemnification out
                        of the assets of the Trusts, as a result of PTAL's
                        fraud, negligence or wilful default.

                  (d)   It is acknowledged that MEPML, as manager of the Trusts,
                        is responsible under the Master Trust Deed establishing
                        the Trusts for performing a variety of obligations
                        relating to the Trusts, including under this deed. No
                        act or omission of PTAL (including any related failure
                        to satisfy its obligations or breach of representation
                        or warranty under this deed) will be considered fraud,
                        negligence or wilful default of PTAL for the purposes of
                        clause 3.5(c) to the extent that the act or omission was
                        caused or contributed to by any failure of MEPML as
                        manager of the Trusts or any other person to fulfil its
                        obligations relating to the Trusts or by any other act
                        or omission of MEPML as manager of the Trusts or any
                        other person.

                  (e)   No attorney, agent, receiver or receiver and manager
                        appointed in accordance with this deed has authority to
                        act on behalf of PTAL in a way which exposes PTAL to any
                        personal liability and no act or omission of any such
                        person will be considered fraud, negligence or wilful
                        default of PTAL for the purposes of clause 3.5(c).

                  (f)   PTAL is not obligated to do or refrain from doing
                        anything under this deed (including incur any liability)
                        unless the PTAL's liability is limited in the same
                        manner as set out in clauses 3.5(a) to (c) of this
                        clause.

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                                           Amending Deed Management Support Deed
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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney
in the presence of:

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

/s/ Michelle Ray________________________________                 /s/ Anthony Wamsteker_____________________________
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS EQUITY PTY LIMITED
by its attorney in
the presence of:

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

/s/ David Porter________________________________                 /s/ Nicholas Vamvakas_____________________________
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

/s/ Elizabeth Lovell____________________________                 /s/ Shelagh Gossain_______________________________
Name (please print)                                              Name (please print)

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